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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2007


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

                      000-24743                         31-1455913
              (Commission File Number)                (IRS Employer
                                                   Identification No.)

                       1600 Utica Avenue South, Suite 700
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

         On February 15, 2007, Buffalo Wild Wings, Inc. issued a press release announcing its 2006 fourth quarter financial results. Attached hereto as Exhibit
99.1 and incorporated in this Report as if fully set forth herein is the full text of the press release.


         The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01         Financial Statements and Exhibits.

                  (a) Financial statements: None.

                  (b) Pro forma financial information: None.

                  (c) Shell company transactions: None.

                  (d) Exhibits:

                      99.1     Press Release dated February 15, 2007

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 15, 2007

                                   BUFFALO WILD WINGS, INC.


                                   By       /s/ James M. Schmidt
                                     -------------------------------------------
                                     James M. Schmidt, Senior Vice
                                     President, General Counsel and Secretary


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                           EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
February 15, 2007                                                      000-24743

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                            BUFFALO WILD WINGS, INC.
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EXHIBIT NO.                ITEM

       99.1                Press Release dated February 15, 2007